UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) May 2, 2014

TELEFLEX INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 E. Swedesford Road, Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (610) 225-6800

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Teleflex Incorporated (the “Company”) held its 2014 annual meeting of stockholders on May 2, 2014 (the “2014 Annual Meeting”). At the 2014 Annual Meeting, the stockholders of the Company approved the Teleflex Incorporated 2014 Stock Incentive Plan (the “Plan”). A description of the Plan is included on pages 49-58 of the Company’s proxy statement for the 2014 Annual Meeting (the “2014 Proxy Statement”) and is incorporated herein by reference. In accordance with Rule 12b-23 under the Securities Exchange Act of 1934, a copy of the description is filed as Exhibit 99.1 hereto. A copy of the Plan was filed as Appendix A to the 2014 Proxy Statement.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2014 Annual Meeting, the Company’s stockholders voted on:

•	the election of four directors of the Company to serve for a term of three years or until their successors have been elected and qualified;

•	the approval of the Teleflex Incorporated 2014 Stock Incentive Plan;

•	the approval, on an advisory basis, of the compensation of the Company’s named executive officers; and

•	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014.

The final voting results with respect to each proposal are set forth below.

1.	Election of Directors

Name	For	Against	Abstain	Broker Non-Votes
George Babich, Jr.	34,693,088	146,905	48,026	2,630,602
William R. Cook	34,036,218	810,446	41,553	2,630,404
Stephen K. Klasko	33,987,116	862,777	38,126	2,630,602
Benson F. Smith	33,848,259	954,624	85,337	2,630,401

2.	Teleflex Incorporated 2014 Stock Incentive Plan

For	Against	Abstain	Broker Non-Votes
29,967,963	4,778,524	141,930	2,630,204

3.	Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
34,320,804	385,108	182,301	2,630,408

4.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
37,139,473	316,121	62,828	200

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Description of the Teleflex Incorporated 2014 Stock Incentive Plan included in its proxy statement for the 2014 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2014	TELEFLEX INCORPORATED

	By:	/s/ James J. Leyden
		Name:	James J. Leyden
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.		Description

99.1	-	Description of the Teleflex Incorporated 2014 Stock Incentive Plan included in its proxy statement for the 2014 annual meeting of stockholders.

*99.2	-	Teleflex Incorporated 2014 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive Proxy Statement for the 2014 annual meeting of stockholders filed on March 28, 2014).

*	Denotes exhibit previously filed with the Securities and Exchange Commission as part of the filing indicated and incorporated herein by reference.